SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 27, 2005


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


             Maryland                    1-12002                 23-2715194
         (State or other               (Commission            (I.R.S. Employer
  jurisdiction of incorporation)       File Number)         Identification No.)



                       1311 Mamaroneck Avenue
                              Suite 260
                    White Plains, New York               10605
              (Address of principal executive offices) (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425 )

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition

On July 27, 2005, the Registrant announced its consolidated financial results for the quarter and six months ended June 30, 2005. A copy of the Registrant's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 2.02 of this report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.

Item 7.01   Regulation FD Disclosure

On July 27, 2005, the Registrant, Acadia Realty Trust, made available supplemental information concerning the ownership, operations and portfolio of the Registrant as of and for the quarter and six months ended June 30, 2005. A copy of this supplemental information is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in Item 7.01 of this report on Form 8-K, including Exhibit 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.

Item 9.01(c) Exhibits


(c) Exhibits


Exhibit Number             Description
--------------             --------------------------------
99.1                       Press release dated July 27, 2005
99.2                       Financial and Operating Reporting Supplement for the
                           Quarter and six months ended June 30, 2005




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ACADIA REALTY TRUST
                                (Registrant)


Date: July 27, 2005          By: /s/ Michael Nelsen

                                 Name:  Michael Nelsen
                                 Title: Sr. Vice President and Chief
                                        Financial Officer



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